AMENDMENT No. 4 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT No. 4 TO EMPLOYMENT AGREEMENT (“Amendment No. 3”), is entered into as of August 3, 2017 (the “Effective Date”), by and between Third Point Reinsurance Ltd., a Bermuda company (the “Company”), and Manoj K. Gupta (the “Executive”).

WHEREAS, the Company and the Executive entered into a certain Employment Agreement dated as of March 27, 2012, an Amendment No. 1 to Employment Agreement dated as of February 26, 2015, an Amendment No. 2 to Employment Agreement dated as of April 1, 2016, and an Amendment No. 3 to Employment Agreement dated as of March 1, 2017 (collectively, the “Employment Agreement”); and

WHEREAS, in consideration of the mutual agreements set forth below and for other good and valuable consideration given, by each party to this Amendment No. 4 to the other, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree to amend the Employment Agreement on the terms set forth below.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Section 2 (a) Duties of the Employment Agreement shall be amended to read as follows:
“2. Extent of Employment.
(a) Duties. During the Employment Term and from and after the Effective Date, the Executive shall serve as President of TPRe USA. In addition, the Executive shall continue to serve as the Company’s Head of Investor Relations and Business Development, in such capacity reporting to the Chief Executive Officer of the Company. In each function, the Executive shall perform such duties, services, and responsibilities on behalf of TPRe USA and the Company, respectively, consistent with such positions as may be reasonably assigned to the Executive from time to time.

2.	The parties hereto agree that except as specifically set forth in this Amendment No. 4, each and every provision of the Employment Agreement shall remain in full force and effect as set forth therein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment No. 4 to be executed, and the Executive has hereunto set his hand, in each case to be effective as of the day and year first above written.
THIRD POINT REINSURANCE LTD.

By: /s/ J. Robert Bredahl ______________________________
Name: Title:     J. Robert Bredahl
President & Chief Executive Officer

By: /s/ Janice R. Weidenborner
_____________________________
Name: Title:     Janice R. Weidenborner
EVP, Group General Counsel

EXECUTIVE
By:     /s/ Manoj K. Gupta
______________________________
Manoj K. Gupta